              Registration Nos. 002-65539/811-2958

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

         Post-Effective Amendment No. 73                          /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

         Amendment No. 57                                         /X/

                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                    ---------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service

           Approximate Date of Proposed Public Offering March 1, 1999
                                                        -------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)
/ /      On (date), pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(1)
/X/      On March 1, 1999, pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 PROSPECTUS

                                                               March 1, 1999
T. Rowe Price International Equity Funds

 A choice of global, international, and regional stock funds for investors seeking capital growth by diversifying beyond U.S. borders.

 (RAM LOGO)
 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
Prospectus


March 1, 1999


1             ABOUT THE FUNDS
              Fund, Market, and Risk Characteristics      1
              ---------------------------------------------
              Other Information About the Funds          12
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               15
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    18
              ---------------------------------------------
              Transaction Procedures and                 20
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                24
              ---------------------------------------------
              Understanding Performance Information      28
              ---------------------------------------------
              Investment Policies and Practices          28
              ---------------------------------------------
              Financial Highlights                       35
              ---------------------------------------------

              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       40
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      40
              ---------------------------------------------
              Purchasing Additional Shares               42
              ---------------------------------------------
              Exchanging and Redeeming                   42
              ---------------------------------------------
              Rights Reserved by the Funds               44
              ---------------------------------------------
              Shareholder Services                       45
              ---------------------------------------------
              T. Rowe Price Brokerage                    47
              ---------------------------------------------
              Investment Information                     47
              ---------------------------------------------




 Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1998, Price-Fleming managed $30 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1


 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

   To help you decide whether any of T. Rowe Price's international equity funds are appropriate for you, this section reviews each fund's investment objective, strategy, and potential risks.


 What are each fund's objective and principal investment strategies?


 Worldwide funds:

   International Stock Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

     Growth Investing
     Price-Fleming employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

     While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, we generally favor companies with one or more of the following characteristics:

     . Leading market position;

     . Attractive business niche;

T. ROWE PRICE

     . Strong franchise or natural monopoly;

     . Technological leadership or proprietary advantages;

     . Seasoned management;

     . Earnings growth and cash flow sufficient to support growing dividends;

     . Healthy balance sheet with relatively low debt.

   International Growth & Income Fund

   Objective: Long-term growth of capital and reasonable income through investments primarily in the common stocks of mature, dividend-paying non-U.S. companies.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly, primarily among the world's developed countries. Stock selection is more value-oriented than that of our other international funds. Price-Fleming combines bottom-up research and a global, regional, and country outlook with proprietary quantitative analysis. Though we still favor stocks that meet many of the criteria set forth in the section on "Growth Investing," we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/ earnings or price/book value ratios. Typically, the fund will invest in large, mature companies that have favorable prospects for capital appreciation, as determined by Price-Fleming. Investments in emerging markets will be modest, and limited to more mature developing countries. With respect to individual security, country, and industry weightings, International Growth & Income will be somewhat more diversified than International Stock Fund.

   Global Stock Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

   Strategy: We will diversify broadly by investing in a variety of industries in developed and emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. The stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.) While we can purchase stocks without regard to a company's market capitalization (shares outstanding multiplied by share price), investments will generally be concentrated in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will vary over time according to the manager's outlook.

ABOUT THE FUNDS
   International Discovery Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

   Strategy: We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.) The fund will emphasize small to medium-sized companies. Depending on conditions, the fund's portfolio should be composed of at least 10 countries and 100 different companies.

   Emerging Markets Stock Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of large and small companies located, or with primary operations, in emerging markets.

   Strategy: We expect to be broadly diversified across emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.) An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

   Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  . Asia: China, Hong Kong, Indonesia, India, Korea, Pakistan, Philippines,
   Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam.

  . Latin: America Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama,
   Peru, and Venezuela.

  . Europe: Austria, Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia,
   Lithuania, Poland, Portugal, Romania, Russia, Slovakia, and Turkey.

  . Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius,
   Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.


 Regional or country funds:

   European Stock Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of large and small European companies. Current income is a secondary objective.

T. ROWE PRICE

   Strategy: Normally, at least five countries will be represented in the portfolio, and investments may be made in any of the countries listed below, as well as others as their markets develop:

  . Primary Emphasis: France, Germany, Netherlands, Italy, Spain, Sweden,
   Switzerland, and United Kingdom.

  . Others: Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, Greece,
   Hungary, Ireland, Israel, Latvia, Lithuania, Luxembourg, Norway, Poland, Portugal, Russia, Slovakia, and Turkey.


   Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.) We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward economic and monetary union, and the potential growth of the emerging economies of Eastern Europe.

   Japan Fund

   Objective: Long-term growth of capital through investments in common stocks of large and small companies located, or with primary operations in Japan.

   Strategy: We expect to diversify broadly across a wide range of industries and companies. Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.)

   Note: For special pricing and transaction information about the Japan Fund, please see "Pricing Shares and Receiving Sale Proceeds."

   Latin America Fund

   Objective: Long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

   Strategy: We normally expect to invest in at least four countries. Investments may be made in the countries below, as well as others as their markets develop:

  . Primary Emphasis: Mexico, Brazil, Chile, Argentina, Venezuela, and Peru.

  . Others: Belize, Colombia, Ecuador, and Guatemala.

   Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.) We also expect to make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country's economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company's voting securities than is permissible for a "diversified" fund.

ABOUT THE FUNDS
   New Asia Fund

   Objective: Long-term growth of capital through investments in large and small companies located, or with primary operations in Asia (excluding Japan).

   Strategy: Investments may be made in any of the countries listed below, as well as others as their markets develop:

  . Primary Emphasis:  Australia, Hong Kong, Indonesia, India, New Zealand,
   Philippines, Singapore, South Korea, Taiwan, and Thailand.

  . Others:  China, Pakistan, and Vietnam.

   Stock selection reflects a growth style. (See the "Growth Investing" discussion under International Stock Fund.)


 Table 1  International Funds Comparison Guide
                                                                       Risk
                               Geographic            Company          Relative
  Fund                           focus               emphasis      to one another

  International Stock          Worldwide              Large,          Moderate
                            (excluding U.S.)     well established
                         ----------------------------------------------------------
  International                Worldwide             Small to          Higher
  Discovery                 (excluding U.S.)       medium-sized
                         ----------------------------------------------------------
  European Stock                 Europe             All sizes         Moderate
                           (including Eastern
                                Europe)
                         ----------------------------------------------------------
  Japan                          Japan              All sizes          Higher
                         ----------------------------------------------------------
  New Asia                Far East and Pacific      All sizes         Highest
                            Basin (excluding
                                 Japan)
                         ----------------------------------------------------------
  Latin America              Latin America          All sizes         Highest
                         ----------------------------------------------------------
  Emerging Markets             Worldwide            All sizes         Highest
  Stock                     (excluding U.S.)
                         ----------------------------------------------------------
  Global Stock                 Worldwide              Large,           Lower
                            (including U.S.)     well established
                         ----------------------------------------------------------
  International Growth         Worldwide              Large,          Moderate
  & Income                  (excluding U.S.)     well established
 ---------------------------------------------------------------------------------------




 What types of securities can the funds invest in?

   Each fund invests primarily in common stocks. However, we may also purchase other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in keeping with the fund's objectives.


 What are the main risks of investing in the funds?


   As with all stock funds, each fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate

T. ROWE PRICE
   because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance by those holdings, even in rising markets.


   The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly
                              -----------------------------------------
   developed economies are subject to significant risks. For example, Japanese
   ---------------------------------------------------------------------------
   stocks have essentially been in a steep decline for much of the 1990s.
   ----------------------------------------------------------------------
   Investors are advised to carefully read this discussion about the risks of investing in emerging markets.

   Funds that invest overseas generally carry more risk than funds that invest
                              ---------
   strictly in U.S. assets. Some particular risks affecting funds in this prospectus include the following:

  . Currency risk (all funds) This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, it is not possible to effectively hedge the currency risks of many developing countries. The introduction of the new European common currency on January 1, 1999 may have unanticipated adverse affects.

  . Geographic concentration risk (Japan and regional funds) Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country's economic cycles, stock market valuations, and currency exchange rates which could increase both its risks and potential rewards compared to a more diversified fund. And, there is additional risk with the Latin America Fund, because it can invest more of its assets in a smaller number of companies and may invest significantly in telephone companies. The economies and financial markets of certain regions - such as Latin America and Asia - can be highly interdependent and may move down all at the same time.

  . Other risks Other risks of foreign investing result from the varying stages of economic and political development of foreign countries, the differing regulatory environments and accounting standards of non-U.S. markets, and higher transaction costs. In addition, portfolio securities may be listed on foreign exchanges that are open on days when the fund does not compute its share price. As a

ABOUT THE FUNDS
   result, the fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.


  . Emerging market risk (Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan) Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed, and can be overly reliant on particular industries, more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. A fund's investment in any country could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have a severe effect on security prices and impair a fund's ability to repatriate capital or income. Significant external risks currently affect some emerging countries.

   Governments in many emerging market countries participate to a significant degree in their economies and securities markets. The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund's share price to decline.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Small company risk (International Discovery; others to a lesser degree) To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

T. ROWE PRICE

  . Year 2000 risk (all funds) Companies, organizations, governmental entities, and markets in which each fund invests will be affected by the Year 2000 problem. (See discussion on page 35.) While at this time each fund cannot predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones. The funds' returns could be adversely affected as a result.

   As with all mutual funds, there can be no guarantee a fund will achieve its objective.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be an appropriate part of your portfolio.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?


   The bar charts show each fund's actual performance for each of the last 10 calendar years (or since inception for funds lacking 10-year records). This chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.


 INPUT BAR CHARTS HERE
                         Fund                                                  Calendar Year Total Returns
 -----------------------------------------------------------------------------------------------------------------------------------
                                                        1989     1990    1991     1992    1993     1994     1995     1996     1997 1
  International Stock                                  23.72%   -8.89%  15.87%   -3.47%  40.11%   -0.76%   11.39%   15.99%    2.70%_
  International
  Discovery                                            41.75   -12.84   11.69    -9.08   49.85    -7.63    -4.36    13.87    -5.67
  European Stock                                          --       --    7.31    -5.56   27.24     4.06    21.86    25.87    17.01
  Japan                                                   --       --      --   -13.40   20.61    15.09    -3.12   -10.99   -22.08
  New Asia                                                --       --   19.32    11.24   78.76   -19.15     3.75    13.51   -37.13
  Latin America                                           --       --      --       --      --   -15.92   -18.70    23.35    31.88
 -----------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets
  Stock                                                   --       --      --       --      --       --       --    11.82     1.23
  Global Stock                                            --       --      --       --      --       --       --    20.01    13.23
  International                                           --       --      --       --      --       --       --       --       --
  Growth & Income
 -----------------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUNDS
   The funds can also experience short-term performance swings, as shown in the following charts by the best and worst calendar quarter returns during the years depicted in the charts.

T. ROWE PRICE

 International Stock Fund Quarter ended Total return

 Best quarter 9/30/1989 14.89%

 Worst quarter        9/30/1990 -18.70%




 International Discovery Fund Quarter ended Total return

 Best quarter 9/30/1989 25.02%

 Worst quarter        9/30/1990 -21.98%




 European Stock Fund  Quarter ended Total return

 Best quarter 3/31/1998 17.87%

 Worst quarter        9/30/1998 -14.01%




 Japan Fund   Quarter ended Total return

 Best quarter 6/30/97 20.39%

 Worst quarter        12/31/97 -20.55%




 New Asia Fund        Quarter ended Total return

 Best quarter 12/31/1993 33.88%

 Worst quarter        12/31/1997 -27.05%




 Latin America Fund    Quarter ended Total return

 Best quarter  9/30/94 27.26%

 Worst quarter 9/30/98 -29.13%




 Emerging Markets Stock Fund Quarter ended Total return

 Best quarter  6/30/95 10.50%

 Worst quarter 9/30/98 -25.20%




 Global Stock Fund     Quarter ended Total return

 Best quarter  3/31/1998 14.7%

 Worst quarter 9/30/1998 -12.83%




 International Growth & Income Fund Quarter ended Total return

 Best quarter          X/X/XXXX XX%

 Worst quarter         X/X/XXXX XX%

ABOUT THE FUNDS

 Table 2  Average Annual Total Returns
                             Periods ended December 31, 1998
                                                Shorter of
                                                10 years or    Inception
  Fund                       1 year  5 years  since inception    date

                                                                          -----
  International Stock        7.48    8.42     9.84             05/09/80
                             %       %        %
                             ---------------------------------------------
  MSCI EAFE Index
  Lipper International
  Funds Average
  International Discovery    -5.40   0.47     6.02             12/30/88
                             ---------------------------------------------
  MSCI EAFE Index
  European Stock             20.12   17.73    12.11            02/28/90
                             ---------------------------------------------
  MSCI Europe Index
  Lipper European Funds
  Average
  Japan                      -15.68  -7.39    -3.41            12/30/91
                             ---------------------------------------------
  TSE First Section Index
  TSE Second Section Index
  Lipper Japan Funds
  Average
  New Asia                   -15.97  -10.02   2.69             09/28/90
                             ---------------------------------------------
  MSCI All Country Far East
  Free Ex-Japan
  Lipper Pacific Ex-Japan
  Funds Average
  Latin America              -23.93  --       -5.79            12/29/93
                             ---------------------------------------------
  MSCI EMF Latin America
  Index
  Lipper Latin America
  Funds Average
  Emerging Markets Stock     -27.31  --       -5.07            03/31/95
                             ---------------------------------------------
  MSCI Emerging Markets
  Free Index
  Lipper Emerging Markets
  Funds Average
  Global Stock               12.89   --       15.32            12/29/95
                             ---------------------------------------------
  MSCI World Index
  Lipper Global Funds
  Average
  International Growth &       --      --           --         12/01/98
  Income
                             ---------------------------------------------
  ___________________________
 ------------------------------------------------------------------------------





 What fees or expenses will I pay?


   The funds are 100% no load. The International Discovery, Latin America, and Emerging Markets Stock Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

T. ROWE PRICE

   The numbers in Table 3 provide an estimate of how much it will cost to operate the funds for a year, based on 1998 fiscal year expenses.


 Table 3  Fees and Expenses of the Funds
                               Shareholder                   Annual fund operating expenses/b/
                             fees (fees paid          (expenses that are deducted from fund assets)
                              directly from
                                  your
                               investment)
                               Redemption                            Total annual    Fee waiver/
                                   fee        Management   Other    fund operating    expense        Net
            Fund                    s            fee      expenses     expenses     reimbursement  expenses

  International Stock               --           0.67       0.18        0.85%             --        0.85%
                                                  %          %
                             --------------------------------------------------------------------------------
  International Discovery          2%            1.07       0.40         1.47            --          1.47
                                   /a/
                             --------------------------------------------------------------------------------
  European Stock                   --            0.82       0.23         1.05            --          1.05
                             --------------------------------------------------------------------------------
  Japan                            --            0.82       0.50         1.32            --          1.32
                             --------------------------------------------------------------------------------
  New Asia                         --            0.82       0.47         1.29            --          1.29
                             --------------------------------------------------------------------------------
  Latin America                    2%            1.07       0.46         1.53            --          1.53
                                   /a/
                             --------------------------------------------------------------------------------
  Emerging Markets Stock/c/        2%            1.07       0.69         1.76           0.01%        1.75
                                   /a/
                             --------------------------------------------------------------------------------
  Global Stock/d/                  --            0.67       1.00         1.67           0.47         1.20
                             --------------------------------------------------------------------------------
  International Growth &            --           0.67       0.59         1.26           0.01         1.25
  Income
 -----------------------------------------------------------------------------------------------------------------



 /a/On shares purchased and held for less than one year (details under "Contingent Redemption Fees" in "Pricing Shares and Receiving Sale Proceeds").


 /b/Price-Fleming is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price-Fleming by each fund though the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

               Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

       Emerging Markets       11/1/98-10/31/99            1.75%                 10/31/01
       Stock
                              -----------------------------------------------------------------
       Global Stock/d/        11/1/97-10/31/99            1.20%                 10/31/01
                              -----------------------------------------------------------------
       International Growth
       & Income               12/1/98-10/31/00            1.25%                 10/31/02




 /c/The Emerging Markets Stock Fund operated under a 1.75% expense ratio limitation that expired on October 31, 1996. Effective November 1, 1996, Price-Fleming agreed to extend this limitation through October 31, 1998. Effective November 1, 1998, Price-Fleming agreed to extend the expense limitation for a period of one year through October 31, 1999. Fees waived or expenses assumed under these agreements are subject to reimbursement to Price-Fleming by the fund whenever the fund's expense ratio is below 1.75%. However, no reimbursement will be made after October 31, 2000 (for the first agreement); after October 31, 2001 (for the second agreement); or if it would result in the expense ratio exceeding 1.75%.

 /d/The Global Stock Fund previously operated under a 1.30% limitation that expired October 31, 1997. The reimbursement period for this limitation extends through October 31, 1999.

ABOUT THE FUNDS

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund                                                             1 year   3 years  5 years  10 years
     International Stock                                                $87     $271     $471     $1,049
                                                                      -------------------------------------
     International Discovery                                            150      465      803     1,757
                                                                      -------------------------------------
     European Stock                                                     107      334      579     1,283
                                                                      -------------------------------------
     Japan                                                              134      418      723     1,590
                                                                      -------------------------------------
     New Asia                                                           131      409      708     1,556
                                                                      -------------------------------------
     Latin America                                                      156      483      834     1,824
                                                                      -------------------------------------
     Emerging Markets Stock                                             178      551      949     2,062
                                                                      -------------------------------------
     Global Stock                                                       122      381      660     1,455
                                                                      -------------------------------------
     International Growth & Income                                      127      397      686     1,511
    ------------------------------------------------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the funds?


   Since U.S. stocks represent less than half of the world's stock market capitalization, investing abroad increases the opportunities available to you. Many foreign countries may have greater potential for economic growth than the U.S. does. Emerging market, regional, and single-country funds allow
                       ---------------------------------------------------------
   investors to seek potentially superior growth in the areas they view as most
   ----------------------------------------------------------------------------
   promising-with commensurately higher risks. Foreign investments also provide
   -------------------------------------------
   effective diversification for an all-U.S. portfolio, since historically their returns have not moved in sync with U.S. stocks over long time periods. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.


 How does the portfolio manager try to reduce risk?


   The principal tools we use to try to reduce risk are intensive research and diversification. Currency hedging techniques may be used from time to time.

  . Price-Fleming employs a team of experienced portfolio managers and analysts, with offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. In addition to conducting our own on-site research on portfolio countries and companies, we have close ties to investment analysts based throughout the

T. ROWE PRICE
   world. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  . Diversification significantly reduces, but does not eliminate, risk. The impact on each fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. (Investors should pay close attention to how many countries a fund typically expects to invest in, particularly in regard to our regional funds, and of course, the single-country Japan Fund. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.)


  . Though the funds don't normally engage in extensive currency hedging, fund managers can employ currency forwards and options to hedge the risk to the portfolio when foreign exchange movements are expected to be unfavorable for U.S. investors. In a general sense, these tools allow a manager to lock in a specified exchange rate for a stated period of time. (For more details, please see Foreign Currency Transactions under Investment Policies and Practices.) If the manager's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.


 Is a "growth" investing style more risky than a "value" style?

   Growth funds can rank high on the risk/reward scale for several reasons. Since growth companies usually reinvest a high portion of earnings in their own businesses, they may be able to grow at an above-average rate. However, they typically lack the dividends associated with value stocks that can help offset losses when stock prices are falling. The market frequently rewards growth stocks with rising share prices when expectations are met or exceeded. By the same token, since investors buy these stocks on expectations of superior earnings growth, earnings disappointments often result in sharp price declines. Each of the funds described in this prospectus (except for International Growth & Income) invests with a growth style.

   The International Growth & Income Fund invests with a moderate value orientation, and could be somewhat less volatile. Dividends can be a significant portion of total return over time. The stocks of mature, dividend-paying companies may appreciate less than other stocks during a broad market advance, and may hold up better during a broad decline. Mature companies may have slower earnings growth than the overall market in which they trade. Traditional high-dividend stocks, considered by some investors an alternative to fixed-income securities, may be hurt when interest rates rise sharply. Investing in stocks that are out of favor and appear undervalued carries the potential for significant gains when the market reevaluates a compan y's worth or a stock returns to favor. The approach also carries the risks, however, that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.


   The International Growth & Income Fund invests with a moderate value orientation, and could be somewhat less volatile. Dividends can be a significant portion of total return over time. The stocks of mature, dividend-paying companies may appreciate less than other stocks during a broad market advance, and may hold up better during a broad decline. Mature companies may have slower earnings growth than the overall market in which they trade. Traditional high-dividend stocks, considered by some investors an alternative to fixed-income securities, may be hurt when interest rates rise sharply. Investing in stocks that are out of favor and appear undervalued carries the potential for significant gains when the market reevaluates a compan y's worth or a stock returns to favor. The approach also carries the risks, however, that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.



 What are the potential rewards of investing in small companies overseas?

   In general, small companies are more dynamic and can adapt more quickly than larger ones to changing economic and market conditions, which may help them increase their earnings faster. In addition, the movement of small-company shares is not perfectly correlated with the movements of large-cap stocks. Since most U.S.-based international funds focus on large or medium-sized foreign companies, adding a small-cap international fund could enhance the diversification of a portfolio while providing the opportunity to boost long-term returns.


 How may the euro affect the funds?

   The introduction of the new European common currency, the euro, on January 1, 1999, should not have an immediate impact on fund share prices. However, the move to a common currency by 11 diverse nations with varying economic and political systems does carry risks for funds with significant investments in euro-denominated assets. (The participating nations are Germany, France, Italy, the Netherlands, Spain, Portugal, Austria, Belgium, Finland, Ireland, and Luxembourg.) The new currency, or the economies of those countries, could be adversely affected if the European Economic and Monetary Union does not appear to be working smoothly.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses the principal types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

   You should also review the information in Section 2, that discusses contingent redemption fees and account maintenance fees for the International Discovery, Latin America, and Emerging Markets Stock Funds.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for each fund, except the Japan Fund, is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. The share price for the Japan Fund is calculated at 4 p.m. ET each day the New York Stock Exchange and the Tokyo Stock Exchange are both open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

   Each fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the funds calculate their NAVs. Most of the securities in which the funds invest, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the funds' NAVs. However, if a fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

ABOUT THE FUNDS
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

   Japan Fund: Pricing and Transactions
   The fund will not process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be priced on the next day the fund computes its net asset value. As such, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.


   The Tokyo Stock Exchange is scheduled to be closed on the following weekdays:
   In 1999 - January 1, 15; February 11; March 22; April 29; May 3, 4, 5; July 20; September 15, 23; October 11; November 3, 23; and December 23. In 2000 - January 3; February 11; March 20; May 3, 4, and 5; July 20; September 15; October 10; and November 3 and 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you are exchanging into another fund, your purchase order will be priced at that fund's NAV on the fifth business day after the exchange. In addition, if you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

T. ROWE PRICE
  . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee
   (Latin America, International Discovery, and Emerging Markets Stock Funds) The funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the funds assess a 2% fee on redemptions (including exchanges) of fund shares held for less than one year.

   Redemption fees are paid to each fund to help offset transaction costs and to protect the funds' long-term shareholders. Each fund will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the fee will be charged.

   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.

   In determining "one year," the funds will use the anniversary date of a transaction. Thus, shares purchased on March 1, 1999, for example, will be subject to the fee if they are redeemed on or prior to February 28, 2000. If they are redeemed on or after March 1, 2000, they will not be subject to the fee.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

ABOUT YOUR ACCOUNT
   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The funds declare and pay dividends (if any) annually.


  . The dividends of each fund (other than Global Stock Fund) will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations. The dividends of the Global Stock Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

T. ROWE PRICE
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. A fund's distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

ABOUT YOUR ACCOUNT
   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions
   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be lia-

T. ROWE PRICE
   ble for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT YOUR ACCOUNT
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1979; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Global Bond Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995, and International Growth & Income Fund, 1998. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The bond funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

ABOUT YOUR ACCOUNT
 Who runs the funds?

   General Oversight
   The corporation is governed by a Board of Directors that meets regularly to review funds' investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of Price-Fleming.

  . All decisions regarding the purchase and sale of fund investments are made by Price-Fleming - specifically by each fund's Investment Advisory Group.

   Investment Manager
   Price-Fleming is responsible for selection and management of each fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

   T. Rowe Price, Flemings, and Jardine Fleming Group Limited (Jardine Fleming) are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.)
   T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  . Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

   Portfolio Management
   Each fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing each fund's investment program. The members of each advisory group are listed below.

   Global Stock Fund Martin G. Wade, John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith, Robert W. Smith, and David J.L. Warren.


   International Stock Fund Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, Martin G. Wade, and David J.L. Warren.

   International Discovery Fund Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R. F. Thomas, Martin
   G. Wade, and David J.L. Warren.

T. ROWE PRICE

   European Stock Fund Mark J.T. Edwards, John R. Ford, James B.M. Seddon, and Martin G. Wade.

   Japan Fund Christopher D. Alderson, Martin G. Wade, and David J.L. Warren.

   New Asia Fund Benedict R.F. Thomas, Martin G. Wade, and David J.L. Warren.

   Latin America Fund Mark J.T. Edwards, John R. Ford, and Martin G. Wade.

   Emerging Markets Stock Fund Martin G. Wade.


   International Growth & Income Fund Martin G. Wade, Richard T. Whitney, John
   R. Ford, James B.M. Seddon, and Robert W. Smith.

   Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming.) Christopher Alderson joined Price-Fleming in 1988 and has 13 years of experience with the Fleming Group in research, and portfolio management. Mark Bickford-Smith joined Price-Fleming in 1995 and has 14 years of experience with the Fleming Group in research and financial analysis. Mark Edwards joined Price-Fleming in 1987 and has 17 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of experience in portfolio management. Robert Smith joined Price-Fleming in 1996, and has been with T. Rowe Price since 1992, and has 12 years of experience in financial analysis. Benedict Thomas joined Price-Fleming in 1988 and has 10 years of portfolio management experience. David Warren joined Price-Fleming in 1983 and has 18 years of experience in equity research, fixed income research, and portfolio management. Richard Whitney joined Price-Fleming in 1998, and has been with T. Rowe Price since 1985, and has 15 years of experience in equity research and portfolio management.

   Portfolio Transactions

   Decisions with respect to the purchase and sale of a fund's portfolio securities on behalf of each fund are made by Price-Fleming. The corporation's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the fund.

   The Management Fee

   This fee has two parts - an "individual fund fee," which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined

MORE ABOUT THE FUNDS
   net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


   Group Fee Schedule

                                                                       0.334%            First $50 billion/a/
                                                                       ----------------------------------------
                                                                       0.305%            Next $30 billion
                                                                       ----------------------------------------
                                                                       0.300%            Thereafter
    ----------------------------------------------------------------------------------------------------------------




   /a/ Represents a blended group fee rate containing various break points.




   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $86 billion at December 31, 1998, the group fee was 0.32%. The individual fund fees are as follows: International Stock, Global Stock, and International Growth & Income Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; International Discovery, Latin America, and Emerging Markets Stock Funds, 0.75%.

   Research and Administration
   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Fixed Interest Management Limited (FIFIM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and FIFIM are wholly owned subsidiaries of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

T. ROWE PRICE
 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

MORE ABOUT THE FUNDS
   Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, each fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in each fund's holdings, performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy With the exception of Latin America Fund, a fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

   Nondiversified Status--Latin America Fund
   The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund which may subject the fund to greater risk with respect to its portfolio securities. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each calendar quarter, with respect to 50% of its total assets, not more than 5% of its assets are invested in the securities of a single issuer.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or

T. ROWE PRICE
   reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Fixed Income Securities
   The funds may invest in any type of investment-grade security. The Global Stock Fund may also invest up to 5% of its total assets in below-investment-grade bonds, commonly referred to as "junk" bonds. Such securities would be purchased in companies which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Junk bond prices can be much more volatile and have a greater risk of default than investment-grade bonds.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy Each fund may invest up to 10% of its total assets in hybrid instruments.

MORE ABOUT THE FUNDS
   Passive Foreign Investment Companies
   Each fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, each fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy Each fund may invest up to 15% of its net assets in illiquid securities.


 Types of Management Practices

   Reserve Position

   Each fund will hold a certain portion of its assets in money market reserves. Each fund's reserve position is expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the funds may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

T. ROWE PRICE
   Borrowing Money and Transferring Assets

   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Foreign Currency Transactions
   The funds will normally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.

   The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Price-Fleming believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under certain circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Price-Fleming will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and a fund's total return could be adversely affected as a result.

   There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

MORE ABOUT THE FUNDS
   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Each fund may buy and sell futures and options contracts for a number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower each fund's total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by the funds.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value. Options on securities: The total market value of securities against which each fund writes call or put options may not exceed 25% of its total assets. Each fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.

   Lending of Portfolio Securities
   Like other mutual funds, each fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, each fund could experience delays in recovering its securities and possibly capital losses.

T. ROWE PRICE
   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   Portfolio Turnover

   Turnover is an indication of frequency. The funds will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The funds' portfolio turnover rates for the previous three fiscal periods are shown in Table 4.

 Table 4  Portfolio Turnover Rates
  Fund                              1998         1997         1996

  International Stock                XX%         15.8%        11.6%
                                 ---------------------------------------
  International Discovery            XX          72.7         52.0
                                 ---------------------------------------
  European Stock                     XX          17.5         14.1
                                 ---------------------------------------
  Japan                              XX          32.3         29.8
                                 ---------------------------------------
  New Asia                           XX          41.8         42.0
                                 ---------------------------------------
  Latin America                      XX          32.7         22.0
                                 ---------------------------------------
  Emerging Markets Stock             XX          84.3         41.7
                                 ---------------------------------------
  Global Stock                       XX          41.8         50.0*
                                 ---------------------------------------
  International Growth & Income      XX           **           **
 ----------------------------------------------------------------------------


 *Annualized.

 **Prior to commencement of fund operations.


 European Stock, Japan, New Asia, Latin America, and Emerging Markets Stock
 Funds

   Location of Company
   In determining the domicile or nationality of a company, the funds would primarily consider the following factors: whether the company is organized under the laws of a particular country; or, whether the company derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets situated in that country.

   Each of these funds will invest at least 65% of its total assets in companies located (as defined above) in the respective countries or regions indicated.

MORE ABOUT THE FUNDS

 International Stock, International Discovery, International Growth & Income, and Global Stock Funds

   Each fund will invest at least 65% of its total assets in a manner which reflects its international or global character, respectively. In the case of the international funds, this requires that the funds invest in at least three countries outside of the U.S. For the global fund, this means that the fund must invest in at least three countries, one of which may include the U.S.


 Year 2000 Processing Issue


   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 5, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE

 Table 5  Financial Highlights
                                                                   Footnotes
are on page 38.
                           Income From Investment Operations                          Less Distributions
                                      Net gains or
            Net asset                   losses on                   Dividends
             value,        Net         securities      Total from   (from net    Distributions
  Period    beginning   investment   (both realized    investment   investment   (from capital   Returns of       Total
   ended    of period     income     and unrealized)   operations    income)        gains)        capital     distributions
  International Stock/a/
  1994       $11.74     $ 0.09          $ 1.30          $ 1.39       $(0.09)          $(0.20)        --          $(0.29)
           ------------------------------------------------------------------------------------------------------------------
  1995        12.84       0.18           (0.19)          (0.01)       (0.12)           (0.62)        --           (0.74)
           ------------------------------------------------------------------------------------------------------------------
  1996        12.09       0.19            1.57            1.76        (0.18)           (0.20)       --            (0.38)
           ------------------------------------------------------------------------------------------------------------------
  1997        13.47       0.19            0.86            1.05        (0.18)           (0.20)        --           (0.38)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
  International Discovery
  1994       $16.16     $ 0.04          $ 1.52          $ 1.56       $(0.07)          $(0.02)        --          $(0.09)
           ------------------------------------------------------------------------------------------------------------------
  1995        17.63       0.10           (2.38)          (2.28)       (0.06)           (0.87)        --           (0.93)
           ------------------------------------------------------------------------------------------------------------------
  1996        14.43       0.07            1.59            1.66        (0.10)           (0.02)       --            (0.12)
           ------------------------------------------------------------------------------------------------------------------
  1997        15.97       0.02            0.25            0.27        (0.07)           (0.06)        --           (0.13)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
  European Stock
  1994       $11.37     $ 0.14          $ 1.26          $ 1.40       $(0.04)          $(0.01)        --          $(0.05)
           ------------------------------------------------------------------------------------------------------------------
  1995        12.72       0.20            1.60            1.80        (0.12)           (0.05)        --           (0.17)
           ------------------------------------------------------------------------------------------------------------------
  1996        14.35       0.25            2.79            3.04        (0.21)           (0.25)       --            (0.46)
           ------------------------------------------------------------------------------------------------------------------
  1997        16.93       0.25            3.12            3.37        (0.26)           (0.20)        --           (0.46)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
  Japan
  1994       $11.58     $(0.06 )/b/     $ 0.97          $ 0.91           --           $(0.85)        --               )
           ------------------------------------------------------------------------------------------------------------------
  1995        11.64     $(0.04 )         (1.40)          (1.44)          --            (0.81)        --           (0.81)
           ------------------------------------------------------------------------------------------------------------------
  1996         9.39      (0.05 )         (0.32)          (0.37)          --               --        --               --
           ------------------------------------------------------------------------------------------------------------------
  1997         9.02      (0.03 )         (1.02)          (1.05)          --               --         --              --
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
  New Asia/c/
  1994       $ 9.88     $ 0.06          $ 0.36          $ 0.42       $(0.04)          $(0.19)        --          $(0.23)
           ------------------------------------------------------------------------------------------------------------------
  1995        10.07       0.08           (1.07)          (0.99)       (0.07)           (0.89)        --           (0.96)
           ------------------------------------------------------------------------------------------------------------------
  1996         8.12       0.06            0.55            0.61        (0.09)              --        --            (0.09)
           ------------------------------------------------------------------------------------------------------------------
  1997         8.64       0.09           (2.71)          (2.62)       (0.06)           (0.01)        --           (0.07)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
 ---------------------------------------------------------------------------------------------------------------------------------
  Latin America
  1994/d/    $10.00     $(0.03 )        $ 0.29/e/       $ 0.26           --               --         --              --
           ------------------------------------------------------------------------------------------------------------------
  1995        10.32       0.05           (3.92)          (3.87)          --               --         --              --
           ------------------------------------------------------------------------------------------------------------------
  1996         6.49       0.10            1.60            1.70       $(0.06)              --        --                )
           ------------------------------------------------------------------------------------------------------------------
  1997         8.14       0.13            1.44            1.57        (0.11)               )         --           (0.14)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
  Emerging Markets Stock
  1995/g/    $10.00     $ 0.02/ h/      $ 0.44/e/       $ 0.46           --               --         --              --
           ------------------------------------------------------------------------------------------------------------------
  1996        10.48       0.02/ h/        1.08            1.10       $(0.01)              --         --               )
           ------------------------------------------------------------------------------------------------------------------
  1997        11.59       0.02           (0.23)          (0.21)       (0.04)               )        --            (0.34)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                               --
                                                                                                                             -----
  Global Stock
  1996/i/    $10.00     $ 0.05/j/       $ 1.30          $ 1.35           --               --         --              --
           ------------------------------------------------------------------------------------------------------------------
  1997        11.35       0.06/ j/        1.84            1.90       $(0.06)          $(0.18)       --           $(0.24)
           ------------------------------------------------------------------------------------------------------------------
  1998                                                                                              --
 ---------------------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS

  Table 5  Financial Highlights
                                                                       Footnotes
are on page 38.
                       Net Asset Value                                  Ratios/Supplemental Data
            Redemption                                 Net assets,                          Ratio of
            fees added    Net asset                   end of period   Ratio of expenses   net income to   Portfolio
  Period    to paid-in-   value, end                       (in         to average net      average net    turnover
   ended      capital     of period    Total return    Thousands)          assets            assets         rate
  International Stock/a/
  1994           --        $12.84        12.03%       $ 6,205,713          0.96%             1.11%         22.9%
           ----------------------------------------------------------------------------------------------------------
  1995           --         12.09         0.38          6,385,905          0.91              1.56          17.8
           ----------------------------------------------------------------------------------------------------------
  1996           --         13.47        14.87          8,775,736          0.88              1.58          11.6
           ----------------------------------------------------------------------------------------------------------
  1997           --         14.14         7.90         10,005,170          0.85              1.33          15.8
           ----------------------------------------------------------------------------------------------------------
  1998
  International Discovery
  1994           --        $17.63         9.67%       $   503,442          1.50%             0.38%         57.4%
           ----------------------------------------------------------------------------------------------------------
  1995        $0.01         14.43       (13.06)           325,374          1.50              0.55          43.5
           ----------------------------------------------------------------------------------------------------------
  1996           --         15.97        11.60            325,639          1.45              0.40          52.0
           ----------------------------------------------------------------------------------------------------------
  1997           --         16.11         1.69            254,430          1.41              0.13          72.7
           ----------------------------------------------------------------------------------------------------------
  1998
 -------------------------------------------------------------------------------------------------------------------------
  European Stock
  1994           --        $12.72        12.35%       $   337,498          1.25%             1.19%         24.5%
           ----------------------------------------------------------------------------------------------------------
  1995           --         14.35        14.41            490,573          1.20              1.75          17.2
           ----------------------------------------------------------------------------------------------------------
  1996           --         16.93        21.76            704,887          1.12              1.81          14.1
           ----------------------------------------------------------------------------------------------------------
  1997           --         19.84        20.30            984,083          1.06              1.41          17.5
           ----------------------------------------------------------------------------------------------------------
  1998
  Japan
  1994           --        $11.64         9.25%/b/    $   203,303          1.50%/b/         (0.68)%/b/     61.5%
           ----------------------------------------------------------------------------------------------------------
  1995           --          9.39       (12.87)           181,383          1.50             (0.48)         62.4
           ----------------------------------------------------------------------------------------------------------
  1996           --          9.02        (3.94)           167,118          1.32             (0.48)         29.8
           ----------------------------------------------------------------------------------------------------------
  1997           --          7.97       (11.64)           170,830          1.24             (0.39)         32.3
           ----------------------------------------------------------------------------------------------------------
  1998
                                                                                                                     -----
  New Asia/c/
  1994           --        $10.07         4.11%       $ 2,302,841          1.22%             0.85%         63.2%
           ----------------------------------------------------------------------------------------------------------
  1995           --          8.12        (9.70)         1,908,893          1.15              0.97          63.7
           ----------------------------------------------------------------------------------------------------------
  1996           --          8.64         7.58          2,041,396          1.11              0.66          42.0
           ----------------------------------------------------------------------------------------------------------
  1997           --          5.95       (30.61)           876,787          1.10              0.76          41.8
           ----------------------------------------------------------------------------------------------------------
  1998
  Latin America
  1994/d/     $0.06        $10.32         3.20%       $   198,435          1.99%/f/         (0.35)%/f/     12.2%/f/
           ----------------------------------------------------------------------------------------------------------
  1995         0.04          6.49       (37.11)           148,600          1.82              0.76          18.9
           ----------------------------------------------------------------------------------------------------------
  1996         0.01          8.14        26.52            213,691          1.66              1.29          22.0
           ----------------------------------------------------------------------------------------------------------
  1997         0.03          9.60        19.94            398,066          1.47              1.30          32.7
           ----------------------------------------------------------------------------------------------------------
  1998
  Emerging Markets Stock
  1995/g/     $0.02        $10.48         4.80%/h/    $    14,399          1.75%/fh/         0.54%/fh/     28.8%/f/
           ----------------------------------------------------------------------------------------------------------
  1996         0.02         11.59       10.69/h/           67,896         1.75/h/           0.44/h/        41.7
           ----------------------------------------------------------------------------------------------------------
  1997         0.04         11.08        (1.60)/h/        119,285         1.75/h/           0.21/h/        84.3
           ----------------------------------------------------------------------------------------------------------
  1998
  Global Stock
  1996/i/        --        $11.35        13.50%/j/    $    14,916          1.30%/fj/         0.88%/fj/     50.0%/f/
           ----------------------------------------------------------------------------------------------------------
  1997           --         13.01       16.98/j/           32,020          1.30/j/          0.68/j/        41.8
           ----------------------------------------------------------------------------------------------------------
  1998
 -------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE

 /a/
   All per-share figures reflect the 2-for-1 stock split effective August 31, 1987.

 /b/Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through October 31, 1995.

 /c /All per-share figures reflect the 2-for-1 stock split effective May 27, 1994.

 /d/
   For the period December 29, 1993 (commencement of operations) to October 31, 1994.

MORE ABOUT THE FUNDS

 /e/The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

 /f/                                 Annualized.

 /g/For the period March 31, 1995 (commencement of operations) to October 31,
   1995.

 /h/
   Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through October 31, 1999.

 /i/
   For the period December 29, 1995 (commencement of operations) to October 31, 1996.

 /j/
   Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through October 31, 1997.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.


    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                                Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:


Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

                                                                     By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

                                                                         By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of

INVESTING WITH T. ROWE PRICE
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.


Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

                                                                         By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-02206

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see the Open//ing a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in

T. ROWE PRICE
writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------

Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

INVESTING WITH T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).


                                                  Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

T. ROWE PRICE
                                                  Telephone and Walk-In Services

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

                                                             Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE

 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To open an account 1-800-638-5660 For existing brokerage investors
                                                                  1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, non-T. Rowe Price mutual funds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades, and 10% on option trades, when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

T. ROWE PRICE
Shareholder Reports

Fund managers' reviews of their strategies and fund results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

INVESTING WITH T. ROWE PRICE

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
This prospectus contains information you should know before investing. Please keep it for future reference.
A Statement of Additional Information about each fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about each fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's web site at www.sec.gov.
(LOGO)
                                                      1940 Act File No. 811-2958

                                                              C01-040 3/1/99

 PROSPECTUS

                                                               March 1, 1999
T. Rowe Price International Stock Fund

 A stock fund seeking long-term capital growth through investments in non-U.S. companies.
 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price International Funds, Inc.
Prospectus


March 1, 1999


1             ABOUT THE FUND
              Fund, Market, and Risk Characteristics
              ---------------------------------------------
              Other Information About the Fund
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes
              ---------------------------------------------
              Transaction Procedures and
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management
              ---------------------------------------------
              Understanding Performance Information
              ---------------------------------------------
              Investment Policies and Practices
              ---------------------------------------------
              Financial Highlights
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements
              and Transaction Information
              ---------------------------------------------
              Opening a New Account
              ---------------------------------------------
              Purchasing Additional Shares
              ---------------------------------------------
              Exchanging and Redeeming
              ---------------------------------------------
              Rights Reserved by the Fund
              ---------------------------------------------
              Shareholder Services
              ---------------------------------------------
              T. Rowe Price Brokerage
              ---------------------------------------------
              Investment Information
              ---------------------------------------------




 Rowe Price-Fleming International, Inc. ("Price-Fleming") was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd. As of December 31, 1998, Price-Fleming managed $30 billion in foreign stocks and bonds through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section reviews its investment objective, strategy, and potential risks.


 What is the fund's objective?

   The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.


 What are the fund's principal investment strategies?

   We expect to invest substantially all of the fund's assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies.

  . Growth Investing

   Price-Fleming employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

   While we invest with an awareness of the global economic backdrop and our outlook for individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.


   In selecting stocks, we generally favor companies with one or more of the following characteristics:

  . Leading market position;

  . Attractive business niche;

  . Strong franchise or natural monopoly;

  . Technological leadership or proprietary advantages;

  . Seasoned management;

  . Earnings growth and cash flow sufficient to support growing dividends;

  . Healthy balance sheet with relatively low debt.

T. ROWE PRICE                                 2

 What types of securities can the fund invest in?

   The fund invests primarily in common stocks. However, we may also purchase other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in keeping with the fund's objectives.


 What are the main risks of investing in the fund?


   As with all stock funds, this fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance by those holdings, even in rising markets.

   Even investments in countries with highly developed economies are subject to
   ----------------------------------------------------------------------------
   significant risks. For example, Japanese stocks have essentially been in a
   --------------------------------------------------------------------------
   steep decline for much of the 1990s. Funds that invest overseas generally
   ------------------------------------
   carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this prospectus include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, it is not possible to effectively hedge the currency risks of many developing countries. The introduction of the new European common currency on January 1, 1999 may have unanticipated adverse affects.

  . Geographic concentration risk The economies and financial markets of certain regions - such as Latin America and Asia - can be highly interdependent and may move down all at the same time.

  . Other risks Other risks of foreign investing result from the varying stages of economic and political development of foreign countries, the differing regulatory environments and accounting standards of non-U.S. markets, and higher transaction costs. In addition, portfolio securities may be listed on foreign exchanges that are open on days when the fund does not compute its share price. As a result, the fund's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

ABOUT THE FUND                                3

  . Emerging market risk Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. A fund's investment in any country could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have a severe effect on security prices and impair a fund's ability to repatriate capital or income.


   o While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Small company risk To the extent the fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.


  . Year 2000 risk Companies, organizations, governmental entities, and markets in which the fund invests will be affected by the Year 2000 problem. (See discussion on page___.) While at this time the fund cannot predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones. The fund's return could be adversely affected as a result.

   As with all mutual funds, there can be no guarantee the fund will achieve its objective.


   3 The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock and international investments. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be an appropriate part of your portfolio.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

T. ROWE PRICE                                 4
   o The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?


   The bar chart shows the fund's actual performance for each of the last 10 calendar years (or since inception for funds lacking 10-year records). This chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Although the fund has experienced no losses, its returns, as shown below, have reflected changes in prevailing interest rates. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown in the following chart by the best and worst calendar quarter returns during the years depicted in the chart.

 INPUT ISF BAR CHART HERE
  Calendar Year Total Returns
 -------------------------------

  1989              23.72%
  1990              -8.89
  1991              15.87
  1992              -3.47
  1993              40.11
  1994              -0.76
  1995              11.39
  1996              15.99
  1997               2.70
  1998               ____
 -------------------------------




           Quarter ended             Total return

 Best quarter      9/30/1989              14.89%

 Worst quarter     9/30/1990             -18.70%




 Table 1  Average Annual Total Returns
                                       Periods ended December 31, 1998

 -------------------------------------  1 year     5 years      10 years


                                         7.48        8.42        9.84
  International Stock Fund                %           %           %
  MSCI EAFE Index                         --          --            --
  Lipper International Funds Average       --          --           --
 -------------------------------------------------------------------------





 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

ABOUT THE FUND                                5
 What fees or expenses will I pay?


   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   The numbers in Table 2 provide an estimate of how much it will cost to operate the fund for a year, based on 1998 fiscal year expenses.


 Table 2  Fees and Expenses of the Fund
                                  Annual fund operating expenses
                                                 (
                                             expenses
                                               that
                                  are deducted from fund assets)

  Management fee                               0.67%
  Other expenses                               0.18%
  Total annual fund                            0.85%
  operating expenses
 ------------------------------------------------------------------------------






   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with the cost of investing in other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:


      1 year       3 years      5 years     10 years

    ---------------------------------------------------------
        $87         $271         $471        $1,049
    ---------------------------------------------------------





 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the potential rewards of investing overseas through the fund?


   Since U.S. stocks represent less than half of the world's stock market capitalization, investing abroad increases the opportunities available to you. Many foreign countries may have greater potential for economic growth than the U.S. does. Foreign investments also provide effective diversification for an all-U.S. portfolio, since historically their returns have not moved in sync with U.S. stocks over long time periods. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.

T. ROWE PRICE                                 6
 How does the portfolio manager try to reduce risk?


   The principal tools we use to try to reduce risk are intensive research and diversification. Currency hedging techniques may be used from time to time.

  . Price-Fleming employs a team of experienced portfolio managers and analysts, with offices in Baltimore, London, Tokyo, Singapore, Hong Kong, and Buenos Aires. In addition to conducting our own on-site research on portfolio countries and companies, we have close ties to investment analysts based throughout the world. Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager's analysis and outlook.

  . Diversification significantly reduces, but does not eliminate, risk. The impact on the fund's share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries.However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.


  . Though the fund doesn't normally engage in extensive currency hedging, fund managers can employ currency forwards and options to hedge the risk to the portfolio when foreign exchange movements are expected to be unfavorable for U.S. investors. In a general sense, these tools allow a manager to lock in a specified exchange rate for a stated period of time. (For more details, please see Foreign Currency Transactions under Investment Policies and Practices.) If the manager's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries.


 Is a "growth" investing style more risky than a "value" style?

   Growth funds can rank high on the risk/reward scale for several reasons. Since growth companies usually reinvest a high portion of earnings in their own businesses, they may be able to grow at an above-average rate. However, they typically lack the dividends associated with value stocks that can help offset losses when stock prices are falling. The market frequently rewards growth stocks with rising share prices when expectations are met or exceeded. By the same token, since investors buy these stocks on expectations of superior earnings growth, earnings disappointments often result in sharp price declines. The fund described in this prospectus invests with a growth style.

ABOUT THE FUND                                7

 How may the euro affect the fund?

   The introduction of the new European common currency, the euro, on January 1, 1999, should not have an immediate impact on fund share prices. However, the move to a common currency by 11 diverse nations with varying economic and political systems does carry risks for funds with significant investments in euro-denominated assets. (The participating nations are Germany, France, Italy, the Netherlands, Spain, Portugal, Austria, Belgium, Finland, Ireland, and Luxembourg.) The new currency, or the economies of those countries, could be adversely affected if the European Economic and Monetary Union does not appear to be working smoothly.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses the principal types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

   The fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the fund calculates its NAV. Most of the securities in which the fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the fund's NAV. However, if the fund determines that such developments are so significant that they will clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect fair value or use the next available opening market prices to value its portfolio securities.


   o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures and the information you receive about them may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

ABOUT THE FUND                                9
   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you are exchanging into another fund, your purchase order will be priced at that fund's NAV on the fifth business day after the exchange. In addition, if you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.


   o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

T. ROWE PRICE                                 10
   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   o You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

ABOUT YOUR ACCOUNT                            11
   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions

   o The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. A fund's distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income. Reflecting recent changes in the tax code, gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares which you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent you received a long-term capital gain distribution during the period you held the shares.

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.


   o Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.

T. ROWE PRICE                                 12
   Note: For information on the tax consequences of hedging, please see Investment Policies and Practices.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions
   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box that states you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine and they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be lia-

ABOUT YOUR ACCOUNT                            13
   ble for any losses that may result from acting on the instructions given. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.


  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE                                 14
 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees


   o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   T. Rowe Price International Funds, Inc. (the "corporation"), currently consists of 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series and the years in which each was established are as follows: International Stock Fund, 1979; International Bond Fund, 1986; International Discovery Fund, 1988; European Stock Fund, New Asia Fund, Global Bond Fund, 1990; Japan Fund, 1991; Latin America Fund, 1993; Emerging Markets Bond Fund, 1994; Emerging Markets Stock Fund, Global Stock Fund, 1995, and International Growth & Income Fund, 1998. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The bond/equity funds are described in a separate prospectus.)


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?


   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE                                 16
 Who runs the fund?

   General Oversight
   The corporation is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that the majority of Board members are independent of Price-Fleming.


   o All decisions regarding the purchase and sale of fund investments are made by Price-Fleming - specifically by the fund's Investment Advisory Group.

   Investment Manager
   Price-Fleming is responsible for selection and management of the fund's portfolio investments. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming also has offices in London, Tokyo, Singapore, Hong Kong, and Buenos Aires. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings).

   T. Rowe Price, Flemings, and Jardine Fleming Group Limited (Jardine Fleming) are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by a subsidiary of Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.)
   T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.


   o Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

   Portfolio Management

   The fund has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the fund's investment program. The members of the advisory group are: Christopher D. Alderson, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon, Benedict R.F. Thomas, Martin G. Wade, and David J.L. Warren.

   Martin Wade joined Price-Fleming in 1979 and has 30 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming.) John Ford joined Price-Fleming in 1982 and has 19 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 12 years of portfolio management experience. Mark

ABOUT YOUR ACCOUNT                            17
   Bickford-Smith joined Price-Fleming in 1995 and has 14 years of experience in equity research and portfolio management. Robert Smith joined Price-Fleming in 1996, has been with T. Rowe Price since 1992, and has 12 years of experience in financial analysis. David Warren joined Price-Fleming in 1983 and has 18 years of experience in equity research, fixed income research, and portfolio management.

   Portfolio Transactions

   Decisions with respect to the purchase and sale of the fund's portfolio securities on behalf of the fund are made by Price-Fleming. The corporation's Board of Directors has authorized Price-Fleming to utilize affiliates of Flemings and Jardine Fleming in the capacity of broker in connection with the execution of a fund's portfolio transactions if Price-Fleming believes that doing so would result in an economic advantage (in the form of lower execution costs or otherwise) being obtained by the fund.

   The Management Fee

   This fee has two parts - an "individual fund fee," which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


   Group Fee Schedule

                                                                           0.334%            First $50 billion/a/
                                                                           ----------------------------------------
                                                                           0.305%            Next $30 billion
                                                                           ----------------------------------------
                                                                           0.300%            Thereafter
    --------------------------------------------------------------------------------------------------------------------




   /a/ Represents a blended group fee rate containing various break points.




   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $86 billion at December 31, 1998, the group fee was 0.32%. The individual fund fee was 0.35%.

   Research and Administration
   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming

T. ROWE PRICE                                 18
   Investment Management Limited (FIM) and Jardine Fleming International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Fixed Interest Management Limited (FIFIM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and FIFIM are wholly owned subsidiaries of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return


   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return


   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return


   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

MORE ABOUT THE FUND                           19
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.


   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

T. ROWE PRICE                                 20
   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Fixed Income Securities
   The fund may invest in any type of investment-grade security. Such securities would be purchased in companies that meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.


   o Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

MORE ABOUT THE FUND                           21
   Passive Foreign Investment Companies
   The fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.


   Operating policy The fund may invest up to 15% of its net assets in illiquid securities.


 Types of Management Practices

   Reserve Position

   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position is expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

T. ROWE PRICE                                 22
   Borrowing Money and Transferring Assets

   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Foreign Currency Transactions
   The fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

   The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when Price-Fleming believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Under certain circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Price-Fleming will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the fund and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and the fund's total return could be adversely affected as a result.

   There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

MORE ABOUT THE FUND                           23
   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Tax Consequences of Hedging
   Under applicable tax law, the fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

T. ROWE PRICE                                 24
   Portfolio Turnover

   Turnover is an indication of frequency. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. The fund's portfolio turnover rates for the fiscal years ended October 31, 1998, 1997, and 1996 were XXX%, 15.8%, and 11.6%, respectively.


 Year 2000 Processing Issue


   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that its major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

MORE ABOUT THE FUND                           25

 Table 3  Financial Highlights
                                                 Year ended October 31
                            1994         1995         1996         1997       1998
 ----------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $    11.74   $    12.84   $    12.09   $     13.47    $
  Income From Investment Operations
  Net investment income        0.09         0.18         0.19          0.19
                         -----------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and                 1.30        (0.19)        1.57          0.86
  unrealized)
                         -----------------------------------------------------------
  Total from investment
  operations                   1.39        (0.01)        1.76          1.05
  Less Distributions
  Dividends (from net         (0.09)       (0.12)       (0.18)        (0.18)
  investment income)
                         -----------------------------------------------------------
  Distributions (from            --           --           --            --    --
  capital gains)
                         -----------------------------------------------------------
  Returns of capital             --           --           --            --    --
                         -----------------------------------------------------------
  Total distributions         (0.29)       (0.74)       (0.38)        (0.38)
                         -----------------------------------------------------------
  Net asset value,       $    12.84   $    12.09   $    13.47   $     14.14    $
  end of period
                         -----------------------------------------------------------
  Total return                12.03%        0.38%       14.87%         7.90%    %
  Ratios/Supplemental Data
  Net assets, end of     $6,205,713   $6,385,905   $8,776,736   $10,005,170    $
  period (in thousands)
                         -----------------------------------------------------------
  Ratio of expenses to         0.96%        0.91%        0.88%         0.85%    %
  average net assets
                         -----------------------------------------------------------
  Ratio of net income          1.11%        1.56%        1.58%         1.33%    %
  to average net assets
                         -----------------------------------------------------------
  Portfolio turnover           22.9%        17.8%        11.6%         15.8%    %
  rate
 -----------------------------------------------------------------------------------




 /a/For the 10 months ended October 31, 1993. Fiscal year-end changed from December 31 to October 31.

 /b/                                 Annualized.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.


Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  27
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 28
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------

Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of

INVESTING WITH T. ROWE PRICE                  29
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.


Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the address in the next paragraph. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-02206

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see the Open//ing a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in

T. ROWE PRICE                                 30
writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------

The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

INVESTING WITH T. ROWE PRICE                  31
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).


Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

T. ROWE PRICE                                 32
Telephone and Walk-In Services

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  33

 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, non-T. Rowe Price mutual funds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades, and 10% on option trades, when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

T. ROWE PRICE                                 34
Shareholder Reports

Fund managers' reviews of their strategies and fund results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
This prospectus contains information you should know before investing. Please keep it for future reference.
A Statement of Additional Information about each fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about each fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's web site at www.sec.gov.
                                                      1940 Act File No. 811-2958

                                                              F37-040 3/1/99

 STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is March 1, 1999.



         T. ROWE PRICE INTERNATIONAL FUNDS, INC.
              International Stock Fund
              International Discovery Fund

              International Growth & Income Fund
              European Stock Fund
              Japan Fund
              New Asia Fund
              Latin America Fund
              Emerging Markets Stock Fund
              Global Stock Fund
                                       and
         INSTITUTIONAL INTERNATIONAL FUNDS, INC.
              Foreign Equity Fund

______________________________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated March 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   The Fund's financial statements for the year ended October 31, 1998, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.


                                                              C01-043 3/1/99

                              TABLE OF CONTENTS
                              -----------------
                                Page                                     Page
                                ----                                     ----
Capital Stock                              Investment Restrictions
--------------------------------------     ------------------------------------
Code of Ethics                             Legal Counsel
--------------------------------------     ------------------------------------
Custodian                                  Management of the Funds
--------------------------------------     ------------------------------------
Distributor for the Funds                  Net Asset Value Per Share
--------------------------------------     ------------------------------------
Dividends and Distributions                Portfolio Management
                                           Practices
--------------------------------------     ------------------------------------
Federal Registration of Shares             Portfolio Transactions
--------------------------------------     ------------------------------------
Independent Accountants                    Pricing of Securities
--------------------------------------     ------------------------------------
Investment Management Services             Principal Holders of
                                           Securities
--------------------------------------     ------------------------------------
Investment Objectives and                  Risk Factors
Policies
--------------------------------------     ------------------------------------
Investment Performance                     Shareholder Services
--------------------------------------     ------------------------------------
Investment Program                         Tax Status
--------------------------------------     ------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.


   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the 1940 Act are to the Investment Company Act of 1940, as amended.

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   All Funds

   The Funds' investment manager, Rowe Price-Fleming International, Inc. ("Price-Fleming"), one of America's largest managers of no-load international mutual fund assets, regularly analyzes a broad range of international equity and fixed income markets in order to assess the degree or risk and level of return that can be expected from each market. Of course, there can be no assurance that Price-Fleming's forecasts of expected return will be reflected in the actual returns achieved by the Funds.

   Each Fund's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. The Funds are subject to risks unique to international investing. See discussion under "Risk Factors of Foreign Investing" below. Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objectives.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Fund will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

  . General Investors should understand that all investments have a risk factor.
   There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that the Funds' investment policies will be successful, or that its investment objectives will be attained. The Funds are designed for individual and institutional investors seeking to diversify beyond the United States in actively researched and managed portfolios, and are intended for long-term investors who can accept the risks entailed when investing in foreign securities.


  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U. S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.


  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malajoian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") traded in the United States. Foreign stock markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign stocks are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas stock markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets, and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium size companies. Some of the smaller companies in which the Fund will invest may be in major foreign markets; others may be leading companies in emerging countries outside the major foreign markets. Securities analysts generally do not follow such securities, which are seldom held outside of their respective countries and which may have prospects for long-term investment returns superior to the securities of well-established and well-known companies. Direct investment in such securities may be difficult for United States investors because, among other things, information relating to such securities is often not readily available. Of course, there are also risks associated with such investments, and there is no assurance that such prospects will be realized.


  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  . Japan


   The Japan Fund's concentration of its investments in Japan means the Fund will be more dependent on the investment considerations discussed above and may be more volatile than a fund which is broadly diversified geographically. To the extent any of the other funds also invest in Japan, such investments will be subject to these same factors. Additional factors relating to Japan include the following:

   Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya.

   Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

   Foreign Trade Overseas trade is important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.


   Asia (ex-Japan)
   Political Instability The political history of certain Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

   Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.


   Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund ("IMF") and others that impose strict repayment term schedules and require significant economic and financial restructuring.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Price-Fleming, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Price-Fleming will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, Price-Fleming could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   All Funds except Foreign Equity Fund


                         Lending of Portfolio Securities


   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Price-Fleming to be of good standing and will not be made unless, in the judgment of Price-Fleming, the consideration to be earned from such loans would justify the risk.

   All Funds


                         Interfund Borrowing and Lending

   The Funds are parties to an exemptive order received from the SEC on December 8, 1998, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the overnight and periodic review of the Board of Directors of the Price Funds.


                            Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation ("S&P"), P1 by Moody's Investors Services, Inc. ("Moody's"), or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                              Money Market Reserves


   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe

   Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Price-Fleming's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Price-Fleming, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where Price-Fleming wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options


   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options


   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures


   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts") for hedging, yield or return enhancement, and risk management purposes.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for Price-Fleming to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations

   If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.


   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


   Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.


  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.


   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Price-Fleming will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.


   Successful use of futures contracts by the Fund for hedging purposes is also subject to Price-Fleming's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline.

   If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Price-Fleming believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Price-Fleming might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the Fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options


   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when Price-Fleming believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Price-Fleming believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Price-Fleming. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.


   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------

   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:


   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;


   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   All Funds except Foreign Equity Fund

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   All Funds except Latin America Fund

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   All Funds


   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or


   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.


       With respect to investment restrictions (1) and (4), the Fund will borrow from or lend to other Price Funds (defined as any other mutual fund managed by or for which T. Rowe Price or Price-Fleming acts as adviser) only consistent with an exemptive order issued by the SEC on December 8, 1998.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;


   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;


   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;


   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants.

   In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. Each Fund is subject to certain percentage limitations under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Fund's total assets may be invested in such securities.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Pricefor more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

                              Independent Directors


   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/ 65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491

   PAUL M. WYTHES, 6/23/33, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


                            Inside Directors/Officers



  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




  * MARTIN G. WADE, 2/16/43, Director and President -President, Director, Chief Investment Officer Price-Fleming; Director, Robert Fleming Holdings Limited; Director, Robert Fleming Asset Management; Address: 25 Copthall Avenue, London, EC2R 7DR, England



  /a/ PETER B. ASKEW, Executive Vice President -Executive Vice President,
   Price-Fleming



  /ab/ JOHN R. FORD, Executive Vice President -Executive Vice President,
   Price-Fleming; Chartered Financial Analyst



  /ab/ DAVID J. L. WARREN, Executive Vice President -Executive Vice President,
   Price-Fleming



  /a/ CHRISTOPHER D. ALDERSON, Vice President -Vice President, Price-Fleming



  /a/ ROBERT P. CAMPBELL, Vice President -Vice President, T. Rowe Price and
   Price-Fleming



  /a/ ROBERT A. REVEL-CHION, Vice President -Vice President, Price-Fleming;
   formerly (1997-1994) portfolio manager, Jardine Fleming (Hong Kong), and (1987-1993) Assistant Investment Manager, Nestle Rewntree Pension Trust



  /a/ MICHAEL J. CONELIUS, Vice President -Assistant Vice President, T. Rowe
   Price




  /a/ FRANCES DYDASCO, Vice President -Vice President and portfolio manager of
   Price-Fleming (Singapore); formerly (1994-1996) an Investment Manager at LGT Asset Management Ltd. (Hong Kong); and (1993-1994) with East Asia Hamon Asset (Hong Kong)



  /a/ MARK J.T. EDWARDS, Vice President -Vice President, Price-Fleming



  /ab/ JOHN R. FORD, Vice President -Executive Vice President, Price-Fleming;
   Chartered Financial Analyst

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company



  /a/ IAN J. MACDONALD, Vice President -Vice President, Price-Fleming; formerly
   (1997-1992) Senior Fund Manager at Mercury Asset Management (Japan)




   GEORGE A. MURNAGHAN, 5/1/56, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming, T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.




   JAMES S. RIEPE, 6/25/43, Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation

  /a/ CHRISTOPHER ROTHERY, Vice President -Vice President, Price-Fleming



  /b/ R. TODD RUPPERT, 5/7/56, Vice President -Managing Director, T. Rowe Price;
   Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



  /a/ JAMES B.M. SEDDON, Vice President -Vice President, Price-Fleming



   MARK C.J. BICKFORD-SMITH, Vice President -Vice President and portfolio manager of Price-Fleming; formerly a Director and portfolio manager of Jardine Fleming Investment Management



  /a/ BENEDICT R.F. THOMAS, Vice President -Vice President, Price-Fleming;
   Chartered Financial Analyst



  /a/ JUSTIN THOMSON, Vice President -(1998 to present) Small Cap Co-Ordinator,
   Price-Fleming; formerly (1991-1998) Portfolio Manager; G. T. Capital/Invesco



  /ab/ DAVID J. L. WARREN, Vice President -Executive Vice President,
   Price-Fleming



   WILLIAM F. WENDLER II, Vice President -Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Investment Services, Inc.



  /a/ RICHARD T. WHITNEY, 5/7/58, Vice President -Managing Director, T. Rowe
   Price and T. Rowe Price Trust Company; Chartered Financial Analyst



   EDWARD A. WIESE, 4/12/59, Vice President -Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Trust Company


   PATRICIA S. LIPPERT, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

  /a/ ANN B. CRANMER, Assistant Vice President-Vice President, Price-Fleming

   ROGER L. FIERY III, Assistant Vice President-Vice President, Price-Fleming and T. Rowe Price

  /a/ LEAH P. HOLMES, Assistant Vice President-Vice President, Price-Fleming;
   Assistant Vice President, T. Rowe Price


   INGRID I. VORDEMBERGE, Assistant Vice President-Employee, T. Rowe Price

 (a) Messrs. Askew, Ford, and Warren are Executive Vice Presidents of the International Funds only. Messrs. Alderson, Campbell, Revel-Chion, Conelius, Dydasco, Edwards, Macdonald, Rothery, Seddon, Thomas, Thomson, and Whitney are Vice Presidents of the International Funds only. Mmes. Cranmer and Holmes are Assistant Vice Presidents of the International Funds only.

 (b) Messrs. Ford, Ruppert, and Warren are Vice Presidents of the Foreign Equity Fund.


                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.

Name of Person,                         Aggregate Compensation from                   Total Compensation from Fund and
Position                                Fund(a)                                       Fund Complex Paid to Directors(b)
--------------------------------------  --------------------------------------------  ---------------------------------
--------------------------------------------------------------------------------------------------------------------------
International Stock Fund
Anthony W. Deering, Director                                                  $6,994                             $81,000
Donald W. Dick, Director                                                       5,437                              81,000
Paul M. Wythes, Director                                                       5,521                              80,000
--------------------------------------------------------------------------------------------------------------------------

International Discovery Fund
Anthony W. Deering, Director                                                  $1,821                             $81,000
Donald W. Dick, Director                                                       1,784                              81,000
Paul M. Wythes, Director                                                       1,784                              80,000
--------------------------------------------------------------------------------------------------------------------------
European Stock Fund
Anthony W. Deering, Director                                                  $2,328                             $81,000
Donald W. Dick, Director                                                       2,156                              81,000
Paul M. Wythes, Director                                                       2,156                              80,000
--------------------------------------------------------------------------------------------------------------------------
Japan Fund
Anthony W. Deering, Director                                                  $1,780                             $81,000
Donald W. Dick, Director                                                       1,754                              81,000
Paul M. Wythes, Director                                                       1,754                              80,000
--------------------------------------------------------------------------------------------------------------------------
New Asia Fund
Anthony W. Deering, Director                                                  $2,096                             $81,000
Donald W. Dick, Director                                                       1,971                              81,000
Paul M. Wythes, Director                                                       1,971                              80,000
--------------------------------------------------------------------------------------------------------------------------
Latin America Fund
Anthony W. Deering, Director                                                  $1,892                             $81,000
Donald W. Dick, Director                                                       1,825                              81,000
Paul M. Wythes, Director                                                       1,817                              80,000
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock Fund
Anthony W. Deering, Director                                                  $1,753                             $81,000
Donald W. Dick, Director                                                       1,737                              81,000
Paul M. Wythes, Director                                                       1,737                              80,000
--------------------------------------------------------------------------------------------------------------------------
Global Stock Fund
Anthony W. Deering, Director                                                  $1,814                             $81,000
Donald W. Dick, Director                                                       1,779                              81,000
Paul M. Wythes, Director                                                       1,779                              80,000
--------------------------------------------------------------------------------------------------------------------------
Foreign Equity Fund
Anthony W. Deering, Director                                                  $3,456                             $81,000
Donald W. Dick, Director                                                       2,950                              81,000
Paul M. Wythes, Director                                                       2,950                              80,000
--------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation from November 1, 1997 to October 31, 1998.


 (b) Amounts in this column are based on compensation received from January 1, 1997, to December 31, 1997. The T. Rowe Price complex included 84 funds as of December 31, 1997.



   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of November 30, 1998, the following shareholders beneficially owned more than 5% of the outstanding shares of:

   International Stock, New Asia, Japan and European Stock Funds, respectively:
   Charles Schwab & Co. Inc., Reinvestment Account, Attn.: Mutual Fund Dept., 101 West Montgomery Street, San Francisco, California 94104-4122.

   International Stock: Pirateline & Co., T. Rowe Price Associates, Attn.: Fund Accounting Dept., 100 East Pratt Street, Baltimore, Maryland 21201-1009.

   Japan Fund: National-Financial Services for the Exclusive Benefit of our Customers, 200 Liberty, One Financial Center, 4th Floor, New York, New York 10281-1003.

   Latin America Fund: Fidelity Investments, Institutional Operations Co., FIIOC as agent for Ford SSIP, 100 Magellan Way (KW1C), Covington, Kentucky 41015-1999.

   Foreign Equity Fund: PACO, c/o Mutual Funds Unit #38615, P.O. Box 3577, Los Angeles, California 90051-1577.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, Price-Fleming provides the Fund with discretionary investment services. Specifically, Price-Fleming is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. Price-Fleming is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price-Fleming provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting Price-Fleming's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that Price-Fleming, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Under the Management Agreement, Price-Fleming is permitted to utilize the services or facilities of others to provide it or the Funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice or assistance as Price-Fleming may deem necessary, appropriate, or convenient for the discharge of its obligations under the Management Agreement or otherwise helpful to the Funds.

   Certain administrative support is provided by T. Rowe Price, which receives from Price-Fleming a fee of 0.15% of the market value of all assets in equity accounts, 0.15% of the market value of all assets in active fixed income accounts, and 0.035% of the market value of all assets in passive fixed income accounts under Price-Fleming's management. Additional investment research and administrative support for equity investments is provided to Price-Fleming by Fleming Investment Management Limited (FIM) and Jardine Fleming

   International Holdings Limited (JFIH), for which each receives from Price-Fleming a fee of 0.075% of the market value of all assets in equity accounts under Price-Fleming's management. Fleming International Fixed Interest Management Limited (FIFIM) and JFIH provide research and administration support for fixed income accounts for which each receive a fee of 0.075% of the market value of all assets in active fixed income accounts and 0.175% of such market value in passive fixed income accounts under Price-Fleming's management. FIM and FIFIM are wholly owned subsidiaries of Flemings. JFIH is a wholly owned subsidiary of Jardine Fleming.

   All Funds except Foreign Equity Fund

   Management Fee
   The Fund pays Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.


   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion


   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the following chart:

International Stock Fund                                                         0.35%
International Discovery Fund                                                     0.75
International Growth & Income Fund
European Stock Fund                                                              0.50
Japan Fund                                                                       0.50
New Asia Fund                                                                    0.50
Latin America Fund                                                               0.75
Emerging Markets Stock Fund                                                      0.75
Global Stock Fund                                                                0.35

   The following chart sets forth the total management fees if any, paid to Price-Fleming by the Funds, during the last three years:

                         Fund                                1998            1997             1996
                         ----                                ----            ----             ----
International Stock                                                  $     $67,678,000     $52,565,000

International Discovery                                                      3,313,000       3,538,000

International Growth & Income                                                      (a)             (a)

Japan                                                                        1,444,000       1,730,000

European Stock                                                               7,315,000       5,007,000

New Asia                                                                    15,273,000      17,871,000

Latin America                                                                3,989,000       2,096,000

Emerging Markets Stock                                                       1,402,000         349,000
Global Stock                                                                     5,000          --

--------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.



   Foreign Equity Fund

   For its services to the Fund under the Management Agreement, Price-Fleming is paid an annual fee, in monthly installments, based on the Fund's average daily net assets at the rate of 0.70%. For the years 1998, 1997, and 1996, Price-Fleming received from the Fund management fees totaling $_________, $20,250,000, and $13,871,000, respectively.

   Limitation on Fund Expenses
   The Management Agreement between each Fund and Price-Fleming provides that each Fund will bear all expenses of its operations not specifically assumed by Price-Fleming. Set forth in the prospectus are details of various expense limitations agreed to by Price-Fleming and the Funds.

   T. Rowe Price Spectrum Fund, Inc.

   The Funds are parties to Special Servicing Agreements ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, Price-Fleming, and various other T. Rowe Price funds which, along with the Funds, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   The Agreement provides that, if the Board of Directors of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

   Management Related Services

   As noted above, the Management Agreement spells out the expenses to be paid by the Fund. In addition to the Management Fee, the Fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the Funds, provides accounting services to the Funds.

   The Funds paid the expenses shown in the following table for the fiscal year ended October 31, 1998, to T. Rowe Price and its affiliates.

                                                                 Transfer Agent and    Retirement      Accounting
                             Fund                                ------------------    ----------      ----------
                             ----                               Shareholder Services  Subaccounting     Services
                                                                --------------------  -------------     --------
                                                                                        Services
                                                                                        --------

International Stock

International Discovery

International Growth & Income

Japan

European Stock

New Asia

Latin America

Emerging Markets Stock

Global Stock
Foreign Equity

--------------------------------------------------------------------------------------------------------------------





 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.


   The Fund has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------

   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202 and they are paid fees.

   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------

   The Fund's investment adviser (Price-Fleming) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by Price-Fleming. Price-Fleming is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling the Fund's portfolio securities, it is Price-Fleming's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, Price-Fleming generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Price-Fleming to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution, a research in brokerage services.

   Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

   Fixed Income Securities
   For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

   With respect to equity and fixed income securities, Price-Fleming may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Price-Fleming may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

   Price-Fleming may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission for executing a transaction that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through broker-dealers.


       Descriptions of Research Services Received From Brokers and Dealers

   Price-Fleming receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund's portfolio is likely to be invested. Price-Fleming cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Price-Fleming may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Price-Fleming by or through brokers.

              Commissions to Brokers Who Furnish Research Services

   Certain brokers-dealers that provide quality execution services also furnish research services to Price-Fleming. Price-Fleming has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Price-Fleming may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.


                                  Miscellaneous

   Research services furnished by brokers through which Price-Fleming effects securities transactions may be used in servicing all accounts managed by Price-Fleming. Conversely, research services received from brokers which execute transactions for a particular Fund will not necessarily be used by Price-Fleming exclusively in connection with the management of that Fund.

   Some of Price-Fleming's other clients have investment objectives and programs similar to those of the Fund. Price-Fleming may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is Price-Fleming's policy not to favor one client over another in making recommendations or in placing orders. Price-Fleming frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. Price-Fleming has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   None of the Funds allocates business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.


                  Transactions With Related Brokers and Dealers

   As provided in the Investment Management Agreement between the Fund and Price-Fleming, Price-Fleming is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that Price-Fleming will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), Fleming International Fixed Interest Management Limited ("FIFIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM, FIFIM, and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors of the Funds has authorized Price-Fleming to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of each Fund's portfolio transactions, provided that Price-Fleming believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for each Fund. These affiliates include Jardine Fleming Securities Limited ("JFS"), RF&Co., Robert Fleming, Inc. (a New York brokerage firm), Ord Minnett, Stockbrokers Botswana Ltd, and Fleming Martin.


   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the Funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The Directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.

   The following tables present information on affiliated brokers. Column 1 represents the total dollar amount of brokerage commissions paid to the broker. The dollar amount of brokerage commissions paid for the two previous fiscal year ends are also listed as marked. The second column represents the percentage that the commissions paid to the affiliated broker representing the aggregate brokerage commission paid by the Fund. The third column shows the percentage that the dollar amount of transaction involving the payment of commissions effected through the affiliated broker represents the aggregate dollar amount of brokerage transactions.

   The following amounts and percentages were paid to JFS during the year 1998:

                                   Fund                                     Total Brokerage   Aggregate Brokerage  Aggregate Dollar
                                   ----                                     ---------------   -------------------  ----------------
                                                                              Commissions         Commissions           Amount
                                                                              -----------         -----------           ------
International Stock                                                         $                 %                    %

International Discovery

European Stock

Japan

New Asia

Foreign Equity

Latin America

Emerging Markets Stock
Global Stock

------------------------------------------------------------------------------------------------------------------------------------

   The following brokerage commission amounts were paid to JFS during the years 1997 and 1996:

         Fund                  1997               1996
         ----                  ----               ----
International Stock         $  228,000         $  295,800
International Discovery        180,995            204,812
European Stock                      --                 --
Japan                          127,117            141,333
New Asia                     1,051,831          1,342,379
Foreign Equity                  70,010             93,205
Latin America                       --                 --
Emerging Markets Stock          69,648              7,924
Global Stock                       206                710
-------------------------------------------------------------





   The following amounts and percentages were paid to RF&Co during the year
   1998:

                                 Fund                                   Total Brokerage      % of Aggregate        % of Aggregate
                                 ----                                   ---------------      --------------        --------------
                                                                          Commissions     Brokerage Commissions    Dollar Amount
                                                                          -----------     ---------------------    -------------
International Stock                                                     $                 %                      %

International Discovery

European Stock

Japan

New Asia

Foreign Equity

Latin America

Emerging Markets Stock
Global Stock

-----------------------------------------------------------------------------------------------------------------------------------






   The following brokerage commission amounts were paid to RF&Co during the years 1997 and 1996:

         Fund                  1997               1996
         ----                  ----               ----
International Stock          $317,208           $439,567
International Discovery        22,867             35,075
European Stock                 51,846             34,646
Japan                           6,478                733
New Asia                           --                 --
Foreign Equity                 96,488             86,928
Latin America                  95,295             28,793
Emerging Markets Stock         27,548              7,519
Global Stock                      402                731
-------------------------------------------------------------

   The following amounts and percentages were paid to Ord Minnett during the year 1998:

         Fund           Total Brokerage   Aggregate Brokerage   Aggregate Dollar
         ----           ---------------   -------------------   ----------------
                          Commissions         Commissions            Amount
                          -----------         -----------            ------
International Stock     $                 %                    %
International
Discovery

European Stock

Japan

New Asia

Foreign Equity

Latin America

Emerging Markets Stock
Global Stock

---------------------------------------------------------------------------------






   The following brokerage commission amounts were paid to Ord Minnett during the years 1997 and 1996:

           Fund                   1997               1996
           ----                   ----               ----
International Stock             $43,327            $60,141
International Discovery          17,775             11,317
European Stock                      358                 --
Japan                                --                 --
New Asia                             --              6,202
Foreign Equity                   14,063             20,544
Latin America                        --                 --
Emerging Markets Stock               --                 --
Global Stock                        131                 32
----------------------------------------------------------------





   The following amounts and percentages were paid to Fleming Martin during the year 1998:

         Fund           Total Brokerage   Aggregate Brokerage   Aggregate Dollar
         ----           ---------------   -------------------   ----------------
                          Commissions         Commissions            Amount
                          -----------         -----------            ------
International Stock                    $           %                  %
International
Discovery

European Stock

Japan

New Asia

Foreign Equity

Latin America

Emerging Markets Stock
Global Stock

---------------------------------------------------------------------------------



   In accordance with the written procedures adopted pursuant to Rule 17e-1, the independent directors of each Fund reviewed the 1998 transactions with affiliated brokers and determined that such transactions resulted in an economic advantage to the Funds either in the form of lower execution costs or otherwise.

                                      Other


   The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended 1998, 1997, and 1996:

            Fund                    1998            1997             1996
            ----                    ----            ----             ----
International Stock                         $      $9,102,292        $7,100,046
International Discovery                             1,526,634         1,278,239
European Stock                                      1,016,985           595,811
Japan                                                 440,701           474,365
New Asia                                            7,978,905         5,383,653
Foreign Equity                                      3,506,559         2,052,024
Latin America                                         927,301           362,820
Emerging Markets Stock                                780,941           382,407
Global Stock                                           61,979            50,058
-------------------------------------------------------------------------------






   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds for the fiscal year ended 1998, 1997, and 1996, are shown below:

                               Fund                                      1998            1997             1996
                               ----                                      ----            ----             ----
International Stock                                                 %                    94%              89%
International Discovery                                                                  83               80
European Stock                                                                           95               94
Japan                                                                                    70               70
New Asia                                                                                 87               75
Foreign Equity                                                                           95               92
Latin America                                                                            90               92
Emerging Markets Stock                                                                   87               75
Global Stock                                                                             99               97
--------------------------------------------------------------------------------------------------------------------






   The portfolio turnover rate for each Fund for the fiscal years ended 1998, 1997, and 1996, was as follows:

              Fund                      1998            1997             1996
              ----                      ----            ----             ----
International Stock                                    15.8%           11.6%
International Discovery                                72.7            52.0
International Growth & Income
European Stock                                         17.5            14.1
Japan                                                  32.3            29.8
New Asia                                               41.8            42.0
Foreign Equity                                         15.9            13.8
Latin America                                          32.7            22.0
Emerging Markets Stock                                 84.3            41.7
Global Stock                                           41.8            50.0(b)
-----------------------------------------------------------------------------------




  (a) From the commencement of operations December 1, 1998, to October 31,
     1999.

  (b) From the commencement of operations December 29, 1995, to October 31,
     1996.

 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.


   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors.

   Trading in the portfolio securities of each Fund may take place in various foreign markets on certain days (such as Saturday) when the Funds are not open for business and do not calculate their net asset values. In addition, trading in a Fund's portfolio securities may not occur on days when the Fund is open.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------

   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 1999: January 1, 15; February 11; March 22; April 29; May 3, 4, 5; July 20; September 15, 23; October 11; November 3, 23; and December 23, as well as the following weekdays in 2000:
   In 2000 - January 3; February 11; March 20; May 3, 4, and 5; July 20; September 15; October 10; and November 3 and 23. If the TSE closes on any additional or different dates, the Japan Fund will be closed on such dates.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and also intends to diversify its assets in accordance with regulations under Code Section 817(h).

   Dividends and distributions paid by the Fund (other than Global Stock Fund) are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of the Fund's income consists of dividends paid by United States corporations. Income dividends paid by the Global Stock Fund are eligible for the dividends-received deduction for corporate shareholders, only to the extent the Global Stock Fund's income consists of dividends paid by United States Corporations. Capital gain distributions paid from this Fund is never eligible for this deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuation, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid a portion may be classified as a return of capital. Adjustments, to reflect these gains and losses will be made at the end of the Fund's taxable year.

   At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

   Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations or governments, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

   The Fund intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund, if the Fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to shareholders; (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the Fund may qualify for the 70% deduction for dividends received by corporations; and (iii) foreign tax credits would not "pass through" to shareholders.


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by the Fund--see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   Passive Foreign Investment Companies
   Each fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, each fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income even though it has not sold the security.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.


                            Cumulative Performance Percentage Change
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception Date
                        -----------  ------------  -------------  --------------   --------------
                         10/31/98      10/31/98      10/31/98     tion 10/31/98
                         --------      --------      --------     -------------
 S&P 500                   21.99%      162.66%        418.26%         --                 --
Dow Jones Industrial
Average                    17.49       161.36         431.87          --                 --
CPI                         1.42        12.49          36.36          --                 --
Lipper International
Funds                       4.07        41.60         133.99          --                 --

International Stock
Fund                        7.48        49.82         155.56         999.75%          05/09/80
International
Discovery Fund             -5.40         2.38             --          77.70           12/30/88
 European Stock Fund       20.12       126.16             --         169.57           02/28/90
 Japan Fund               -15.68       -31.87             --         -21.11           12/30/91
 Latin America Fund       -23.93        --             --            -25.08           12/29/93
 New Asia Fund            -15.97       -41.03             --          23.93           09/28/90
Emerging Markets Stock
Fund                      -27.31        --             --            -17.02           03/31/95
 Global Stock Fund         12.89        --             --             49.89           12/29/95
 Foreign Equity Fund        7.65        50.38          --            116.73           09/07/89
--------------------------------------------------------------------------------------------------





                            Average Annual Compound Rates of Return
                        1 Yr. Ended  5 Yrs. Ended  10 Yrs. Ended  % Since Incep-   Inception Date
                        -----------  ------------  -------------  --------------   --------------
                         10/31/98      10/31/98      10/31/98     tion 10/31/98
                         --------      --------      --------     -------------
 S&P 500                   21.99%       21.31%        17.88%          --                 --
Dow Jones Industrial
Average                    17.49        21.18         18.19           --                 --
CPI                         1.42         2.38          3.15           --                 --
Lipper International
Funds                       4.07         7.02          8.53           --                 --

International Stock
Fund                        7.48         8.42          9.84           13.86%          05/09/80
International
Discovery Fund             -5.40         0.47            --            6.02           12/30/88
 European Stock Fund       20.12        17.73            --           12.11           02/28/90
 Japan Fund               -15.68        -7.39            --           -3.41           12/30/91
 Latin America Fund       -23.93        --               --           -5.79           12/29/93
 New Asia Fund            -15.97       -10.02            --            2.69           09/28/90
Emerging Markets Stock
Fund                      -27.31        --               --           -5.07           03/31/95
 Global Stock Fund         12.89        --               --           15.32           12/29/95
 Foreign Equity Fund        7.65         8.50            --            8.82           09/07/89
--------------------------------------------------------------------------------------------------





                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broadbased index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits


   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------

   The T. Rowe Price International Funds, Inc. (the "International Corporation") is a Maryland corporation. The Institutional International Funds, Inc. (the "Institutional Corporation") was organized in 1989, as a

   Maryland corporation. Each Corporation is registered with the SEC under the 1940 Act as a diversified, open-end investment company, commonly known as a "mutual fund."

   Currently, the International Corporation consists of the following 12 series, each representing a separate class of shares and having different objectives and investment policies. The 12 series are as follows: International Stock Fund, International Bond Fund, International Discovery Fund, European Stock Fund, New Asia Fund, Global Bond Fund, Japan Fund, Latin America Fund, Emerging Markets Bond Fund, Emerging Markets Stock Fund, Global Stock Fund, and International Growth & Income Fund. Effective May 1, 1998, the T. Rowe Price Global Government Bond Fund changed its name to the T. Rowe Price Global Bond Fund. (The bond funds are described in a separate Statement of Additional Information.) Currently, the Institutional Corporation consists of one series, the Foreign Equity Fund. Each Charter also provides that the Board of Directors may issue additional series of shares.

   The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the 1940 Act, the laws of the State of Maryland, the Corporation's Articles of Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.


   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by
   Section 16(c) of the 1940 Act.

 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------

   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.

   All Funds

   The financial statements of the Funds for the year ended October 31, 1998, and the report of independent accountants are included in each Fund's Annual Report for the year ended October 31, 1998. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended October 31, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:

                                    INTERNATIONAL   INTERNATIONAL   EUROPEAN
                                    STOCK           DISCOVERY       STOCK
                                    -----           ---------       -----
Report of Independent Accountants
Statement of Net Assets, October
31, 1998
Statement of Operations, year
ended October 31, 1998
Statement of Changes in Net
Assets, years ended
October 31, 1998 and October 31,
1997
Notes to Financial Statements,
October 31, 1998
Financial Highlights





                                         LATIN    NEW ASIA  JAPAN    FOREIGN
                                         AMERICA  --------  -----    EQUITY
                                         -------                     ------
Report of Independent Accountants
Statement of Net Assets, October 31,
1998
Statement of Operations, year ended
October 31, 1998
Statement of Changes in Net Assets,
years ended
October 31, 1998 and October 31, 1997
Notes to Financial Statements, October
31, 1998
Financial Highlights

                                                  EMERGING       GLOBAL STOCK
                                                  MARKETS STOCK  ------------
                                                  -------------
Report of Independent Accountants
Statement of Net Assets, October 31, 1998
Statement of Operations, year ended October 31,
1998
Statement of Changes in Net Assets, years ended
October 31, 1998 and October 31, 1997
Notes to Financial Statements, October 31, 1998
Financial Highlights

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

(1)(a) Articles of Amendment and Restatement of T. Rowe Price International Funds, Inc., dated February 16, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(1)(b) Articles Supplementary of T. Rowe Price International Funds, Inc., dated March 4, 1991

(1)(c) Articles of Amendment of T. Rowe Price International Funds, Inc., dated May 1, 1991

(1)(d) Articles Supplementary of T. Rowe Price International Funds, Inc., dated October 18, 1991

(1)(e) Articles Supplementary of T. Rowe Price International Funds, Inc., dated May 4, 1992 (electronically filed with Amendment No. 44 dated December 22, 1994)

(1)(f) Articles Supplementary of T. Rowe Price International Funds, Inc., dated November 4, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(1)(g) Articles Supplementary of T. Rowe Price International Funds, Inc. dated February 18, 1994 (electronically filed with Amendment No. 42 dated February 28, 1994)

(1)(h) Articles Supplementary of T. Rowe Price International Funds, Inc. dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(1)(i) Articles Supplementary of T. Rowe Price International Funds, Inc. dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(1)(j) Articles Supplementary of T. Rowe Price International Funds, Inc. dated October 11, 1995 (electronically filed with Amendment No. 50 dated October 12, 1995)

(1)(k) Articles Supplementary of T. Rowe Price International Funds, Inc. deleting T. Rowe Price Short-Term Global Income Fund dated March 31, 1997 (electronically filed with Amendment No. 54 dated April 23, 1997)

(1)(l) Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund dated December 1, 1998

(2) By-Laws of Registrant, as amended to May 1, 1991 and September 30, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(3)(a) Specimen Stock Certificate for International Bond Fund (filed with Amendment No. 10)

(3)(b) Specimen Stock Certificate for International Stock Fund (filed with Amendment No. 10)

(3)(c) Specimen Stock Certificate for International Discovery Fund (filed with Amendment No. 14)

(3)(d) Specimen Stock Certificate for European Stock Fund (filed with Amendment No. 18)

(3)(e)  Specimen Stock Certificate for New Asia Fund (filed with Amendment No.
        21)

(3)(f) Specimen Stock Certificate for Global Government Bond Fund (filed with Amendment No. 24)

(3)(g) T. Rowe Price Japan, T. Rowe Price Short-Term Global Income, T. Rowe Price Latin America, T. Rowe Price Emerging Markets Bond, T. Rowe Price Emerging Markets Bond, T. Rowe Price Global Stock, and T. Rowe Price International Growth & Income Funds. See Article FIFTH, Capital Stock, Paragraphs (A)-(E) of the Articles of Amendment and Restatement electronically filed with Amendment No. 19, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.06 of the Bylaws (filed with Amendment No. 19)

(4)(a) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(b) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(c) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(d) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(e) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(f) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Government Bond Fund, dated November 7, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(g) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(h) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Short-Term Global Income Fund, dated April 23, 1992 (electronically filed with Amendment No. 42 dated February 28, 1994)

(4)(i) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(4)(j) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(4)(k) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(4)(l) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of

        Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 dated December 20, 1995)

(4)(m) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 dated November 19, 1998)

(5) Underwriting Agreement between Registrant and T. Rowe Pricee Investment Services, Inc., dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(6)     Inapplicable

(7)     Custody Agreements


(7)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998


(7)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A., and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July
        31, 1996, July 23, 1997, September 3, 1997, and October 29, 1997

(8)     Other Agreements


(8)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1998, as amended January 21, 1998, October, 30, 1998, and November 4, 1998


(8)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended January 21, 1998, October, 30, 1998, and November 4, 1998


(8)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1998, as amended January 21, 1998, October, 30, 1998, and November 4, 1998

(9)     Inapplicable

(10)    Consent of Independent Accountants

(11)    Inapplicable

(12)    Inapplicable

(13)    Inapplicable

(14)    Financial Data Schedules

(15)    Inapplicable

(16)    Other Exhibits

        (a)Power of Attorney

        (b)Certificate of Vice President pursuant to Rule 306 of Regulation S-T.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION


         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and fifty other investment companies, all of which are mutual funds in the T. Rowe Price family of funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         SECTION 10.01. INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

         (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)      the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

         (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

         (ii) an independent legal counsel in a written opinion.

         Section 10.02 of the Registrant's By-Laws provides as follows:

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

M. David Testa, who is Chairman of the Board of the Manager, is also a Vice-Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price.


Peter B. Askew is an Executive Vice President of the Manager.


John R. Ford is Chief Investment Officer and an Executive Vice President of the Manager.


D. William J. Garrett, a Director of the Manager, is a Director of Robert Fleming Holdings Ltd., ("Robert Fleming Holdings"), a parent of the Manager which is a United Kingdom holding company duly organized and existing under the laws of the United Kingdom, and Chairman of Robert Fleming Securities Ltd. Mr. Garrett also serves as Director and/or officer of other companies related to or affiliated with the above-listed companies.


P. John Manser, a Director of the Manager, is Group Chairman of Robert Fleming Holdings Ltd., a Director of Jardine Fleming Group Ltd., Robert Fleming (Hong
Kong) Ltd., Fleming Investment Management Ltd., and Jardine Fleming Group Ltd. Mr. Manser also serves as Director and/or officer of other companies related to or affiliated with the above-listed companies.

George A. Murnaghan, an Executive Vice President of the Manager, is a Managing Director of T. Rowe Price.


James S. Riepe, who is a Director of the Manager, is also a Vice-Chairman of the Board, Director, and Managing Director of T. Rowe Price, and a Director of General Re Corporation.

George A. Roche, who is a Director and Vice President of the Manager, is also Chairman of the Board, President, a Director, and Managing Director of T. Rowe Price.


Henry C. T. Strutt, a Director of the Manager, is Chairman of Jardine Fleming Group Ltd, Managing Director, General Manager, and a Director of Jardine Fleming Holdings and Director of Robert Fleming Holdings Ltd.


Martin G. Wade, Chief Executive Officer, Vice Chairman and a Director of the Manager, is a Director of Robert Fleming Holdings Ltd. and Robert Fleming Asset Management.


David J.L. Warren is President of the Manager.

Alvin M. Younger, Jr., who is Secretary and Treasurer of the Manager, is also the Chief Financial Officer, Managing Director, Secretary, and Treasurer of T. Rowe Price.


With the exception of Christopher D. Alderson, Peter B. Askew, Mark C. J. Bickford-Smith, Ann B. Cranmer, Frances Dydasco, Mark J. T. Edwards, Carol A. Eve, John R. Ford, Ian MacDonald, Gonzalo Pangaro, Sally Patterson, Nichola Pease, Robert Revel-Chion, Christopher Rothery, James B. M. Seddon, Benedict R.
F. Thomas, Justin Thomson, Christine To, David J. L. Warren, and Martin G. Wade, all officers of the Manager are officers and/or employees of Price Associates and may also be officers and/or directors of one or more subsidiaries of Price Associates and/or one or more of the registered investment companies for which Price Associates or the Manager serves as investment adviser. Ms. Cranmer is a Director of Fleming Investment Management Limited.

RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. The Manager is the general partner of this partnership, and certain institutional investors, including advisory clients of the Manager, are its limited partners.

See also "Management of Fund," in the Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for eighty-six mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime

Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund,
T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc.,
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., and T. Rowe Price Real Estate Fund, Inc. Investment Services is a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in a general securities business, although it does operate a discount brokerage. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

NAME                         POSITIONS AND                   POSITIONS AND
                             OFFICES WITH                    OFFICES WITH
                             UNDERWRITER                     REGISTRANT
James S. Riepe               Chairman of the Board
                             and Director
Edward C. Bernard            President and Director          None
Henry H. Hopkins             Vice President and Director     Vice President
Charles E. Vieth             Vice President and Director     None
Patricia M. Archer           Vice President                  None
Joseph C. Bonasorte          Vice President                  None
Darrell N. Braman            Vice President                  None
Ronae M. Brock               Vice President                  None
Meredith C. Callanan         Vice President                  None
Ann R. Campbell              Vice President                  None
Christine M. Carolan         Vice President                  None
Joseph A. Carrier            Vice President                  None
Sarah H. Carroll             Vice President                  None
Laura H. Chasney             Vice President                  None
Renee M. Christoff           Vice President                  None
Christopher W. Dyer          Vice President                  None
Christine S. Fahlund         Vice President                  None
Forrest R. Foss              Vice President                  None
Thomas A. Gannon             Vice President                  None
Andrea G. Griffin            Vice President                  None
Douglas E. Harrison          Vice President                  None
David J. Healy               Vice President                  None
Joseph P. Healy              Vice President                  None
Walter J. Helmlinger         Vice President                  None
Valerie King-Calloway        Vice President                  None
Eric G. Knauss               Vice President                  None
Sharon R. Krieger            Vice President                  None
Jeanette M. LeBlanc          Vice President                  None
Keith W. Lewis               Vice President                  None
Kim Lewis-Collins            Vice President                  None
Sarah McCafferty             Vice President                  None
Maurice A. Minerbi           Vice President                  None
Mark J. Mitchell             Vice President                  None
Nancy M. Morris              Vice President                  None
George A. Murnaghan          Vice President                  None
Steven E. Norwitz            Vice President                  None
Kathleen M. O'Brien          Vice President                  None
Barbara A. O'Connor          Vice President                  None
David Oestreicher            Vice President                  None
Robert Petrow                Vice President                  None
Pamela D. Preston            Vice President                  None
George D. Riedel             Vice President                  None
Lucy B. Robins               Vice President                  None
John R. Rockwell             Vice President                  None
Kenneth J. Rutherford        Vice President                  None
Kristin E. Seeberger         Vice President                  None
Donna B. Singer              Vice President                  None
Charles E. Vieth             Vice President                  None
William F. Wendler II        Vice President                  None
Jane F. White                Vice President                  None
Thomas R. Woolley            Vice President                  None
Alvin M. Younger, Jr.        Secretary and Treasurer         None
Barbara A. O'Connor          Controller                      None
Richard J. Barna             Assistant Vice President        None
Catherine L.Berkenkemper     Assistant Vice President        None
Edwin J. Brooks              Assistant Vice President        None
Charles R. Dicken            Assistant Vice President        None
Cheryl L. Emory              Assistant Vice President        None
John A. Galateria            Assistant Vice President        None
Susanne L. Gigliotti         Assistant Vice President        None
Edward F. Giltenan           Assistant Vice President        None
Janelyn A. Healey            Assistant Vice President        None
Sandra J. Kiefler            Assistant Vice President        None
Steven A. Larson             Assistant Vice President        None
Patricia S. Lippert          Assistant Vice President        Secretary
C. Lillian Matthews          Assistant Vice President        None
Janice D. McCrory            Assistant Vice President        None
Quinn C. McDonald            Assistant Vice President        None
Danielle N. Nicholson        Assistant Vice President        None
JeanneMarie B. Patella       Assistant Vice President        None
David A. Roscum              Assistant Vice President        None
Jerome Tuccille              Assistant Vice President        None
Nolan L. North               Assistant Treasurer             None
Barbara A. Van Horn          Assistant Secretary             None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 10090 Red Run Blvd., Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

         Custody of Registrant's portfolio securities which are purchased outside the United States is maintained by The Chase Manhattan Bank, N.A., London, in its foreign branches or with other U.S. banks. The Chase Manhattan Bank, N.A., London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

ITEM 29. MANAGEMENT SERVICES


         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS


(a)     Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this December 16, 1998.

                          T. Rowe Price International Funds, Inc.

                          /s/M. David Testa
                    By:   M. David Testa
                          Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                 Title                 Date
---------                 -----                 ----

/s/M. David Testa         Chairman of the Board December 16, 1998
M. David Testa           (Chief Executive Officer)

/s/Carmen F. Deyesu      Treasurer (Chief       December 16, 1998
Carmen F. Deyesu         Financial Officer)

/s/Martin G. Wade        President and          December 16, 1998
Martin G. Wade           Director

*                        Director               December 16, 1998
Anthony W. Deering

*                        Director               December 16, 1998
Donald W. Dick, Jr.

*                        Director               December 16, 1998
Paul M. Wythes

/s/Henry H. Hopkins      Attorney-In-Fact       December 16, 1998
Henry H. Hopkins